UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1. Report to Shareholders

High Yield Fund	May 31, 2013

The views and opinions in this report were current as of May 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price Funds will be holding a shareholder meeting on October 22, 2013. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

High yield bonds continued their multiyear run of excellent performance in the 12 months ended May 31, 2013. The overall environment for junk bonds was extremely favorable due to low default expectations, strong capital market conditions, and improving corporate balance sheets. High yield bond prices moved higher and yields trended lower for much of our fiscal year. However, volatility crept into the market in the last few weeks of our reporting period as a combination of improving economic signals and rhetoric from the Fed chairman led investors to worry about the potential for rising interest rates. (See sidebar, “What Rising Rates Mean for Bonds” on page 2.) Although the companies in our market continue to perform well and remain fundamentally strong, we caution investors not to expect the fund’s returns in the coming year to be as strong as the results we have enjoyed over the past four and a half years.

PORTFOLIO PERFORMANCE

The High Yield Fund posted strong absolute and relative performance during the six months and year ended May 31, 2013. Junk bonds were again among the best-performing fixed income asset classes. We outperformed the Credit Suisse High Yield Index due to credit selection, which was particularly positive in the financials, media/telecom, gaming/leisure, and energy industries. Results for the Advisor Class were slightly lower, reflecting its different fee structure.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates may soon be at hand. Whether this is so is far from certain—rates may stay low for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those whose holdings are coming due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans, where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The portfolio’s share price advanced $0.28 over the past six months, closing the reporting period at $7.19, and capital appreciation ($0.58) contributed more than half of the fund’s 12-month total return. In our fiscal year, the fund generated $0.46 of dividend income per share. The High Yield Fund’s returns compare favorably with those of its peer group. Lipper ranked the fund in the top quarter of its high current yield funds universe for the 10-year period and in the top quintile among its peers for the one- and five-year periods ended May 31, 2013. (Based on cumulative total return, Lipper ranked the High Yield Fund 105 of 534, 64 of 387, and 64 of 262 funds in the high yield funds category for the 1-, 5-, and 10-year periods ended May 31, 2013, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Over the past 12 months, the market environment for companies that issue high yield bonds has been about as good as it can get. From a macro perspective, the economy continued to grow, albeit modestly; consumer confidence and spending improved; home prices increased; employment demonstrated moderate growth; interest rates remained low; and commodity prices fell. All of those factors bode well for consumers and corporations.

Sentiment surrounding the high yield asset class was practically giddy for most of the year. According to J.P. Morgan, high yield bond issuance totaled $205 billion during the first five months of 2013, which is well ahead of last year’s record pace. The number of deals and the absolute volume of paper have been particularly strong. Furthermore, in recent quarters, we’ve seen flows come into the asset class. Investment bankers, facing demand that has far outstripped supply, have been working with companies to replace their existing, higher-coupon bonds with lower-coupon, longer-maturity (eight to 10 years) debt. We saw deals with record-low yields and structures that greatly favored the issuers, and until the very end of the reporting period, the market was willing to absorb all of the issuance.

Closing your fund to new investors last year was a prudent decision. It allowed us to avoid the new issue low-coupon, longer-duration deals as this year’s calendar of new issuance is more susceptible to rising rates. For example, in the final weeks of our reporting period, as interest rates ticked up, our CCC rated securities, which typically have shorter maturities and higher coupons, outperformed high-quality credits. That said, it was a stellar period with almost all high yield credit quality buckets generating double-digit 12-month returns.

PORTFOLIO REVIEW

In our fiscal year, the investing environment was, to put it mildly, great, and our largest investments paid off handsomely. Our 20 best contributors significantly outperformed the results of our 20 largest detractors. The top 20 contributors added 462 basis points (4.62%) to the fund’s return in the past 12 months. Conversely, our 20 bottom performers accounted for only 22 basis points of drag on results. Our biggest holdings, shown in the Twenty-Five Largest Issuers table on page 12, were almost uniformly our best contributors for the year. In recent letters, we have spotlighted our reasons for holding these issuers, including Sprint Nextel, Liberty Media, Univision Communications, and First Data, and our positive thesis for these investments remains largely intact. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

From an industry perspective, our largest allocations provided top contributions. The energy, services, financials, and wireless communications segments each posted strong results for the portfolio. Almost every industry group in the fund outperformed its counterpart in the benchmark. Although energy is now our largest allocation, we remain underweight versus the benchmark because we believe that falling commodity prices will continue to be a headwind for the industry. The combination of a below-benchmark allocation and solid credit selection generated strong positive relative results. We are modestly overweight to financials, which was our best contributor largely due to credit selection. The financials sector has generated steady gains for many years. We believe that companies within the segment will continue to improve their balance sheets and move closer to investment quality, which should allow them to refinance their bonds and lower their borrowing costs. After a strong run of solid performance, we locked in some of our gains by trimming our largest holdings. Several of our bonds in the group are trading more like investment-grade debt than junk bonds, and their yields became less enticing.

We have been constructive on the airline industry for the better part of the past three years, and our exhaustive research efforts and conviction recently yielded top-flight returns. In general, our investments in the group have been conservative and focused on the biggest companies in the business. We own secured bonds, bank loans, convertible securities, and stock in Continental Airlines, Delta Air Lines, United Airlines, and US Airways, among others. However, in recent months we became much more positive on the industry due to the impending merger of American Airlines—a subsidiary of Fort Worth-based AMR, which is in Chapter 11 bankruptcy—and US Airways. We bought American’s convertible bonds and defaulted bonds and took a stake in its trade claims and common stock. Although the positions were not large, we more than doubled our investment on several of these holdings. Based on our positive view of the industry, we also added Delta’s common stock, and it is up about a third since our purchase earlier this year. We’ve seen an incredible turnaround across the industry, which is benefiting from a massive consolidation. It seems that even the most distressed balance sheets have the capacity for significant improvement in this environment.

One of our largest holdings that we haven’t addressed for a couple of years is Rite Aid. It was an overleveraged and competitively challenged company when we initially purchased its heavily discounted bonds. We have continuously monitored the company’s progress, and during the reporting period we aggressively added to our position in its bonds and credit default swaps when they looked inexpensive and established a small stake in its common stock. This national drug store chain has pulled its act together and was among our top contributors for the year. The firm has taken giant strides at mending its balance sheet, although its bonds are still CCC rated. Shortly before the end of our reporting period, we trimmed our Rite Aid equity exposure, locking in about an 80% gain in four months. When we find a company that is showing significant fundamental and structural improvement, we are willing to invest across the spectrum of its securities. Our credit and equity analysts regularly share information, and Rite Aid is another example of collaboration and our willingness to “think outside the box.”

A review of the Quality Diversification table shows that your fund remains focused on the upper tiers of the high yield market—issuers rated B and BB. Credit selection was uniformly positive across all credit quality categories and was largely responsible for the outperformance versus the Credit Suisse High Yield Index.

As you can see, we significantly reduced our allocation to short-term holdings. Closing the fund to new investors last year helped to slow the fund flows, allowing us to minimize our reserves position. We will always keep some cash on hand for day-to-day liquidity and for potential buying opportunities. However, even at the currently reduced level (1.1% of assets), short-term holdings were a significant detractor in our comparison with the benchmark index. Bank debt was another area that crimped relative results. At the end of the period we held about 6% of the fund in floating rate “leveraged loans,” which are a subset of the high yield bond market. We think bank debt offers a compelling blend of characteristics. The income is approximately the same as BB rated bonds; they are senior in a company’s capital structure; and they have a floating rate feature, which could help if interest rates eventually trend higher. The position also adds stability to the portfolio as these holdings are generally less volatile than traditional high yield bonds.

Other out-of-benchmark positions, although they represent small allocations, generated stellar results. Our holdings of defaulted securities (+106%) contributed 36 basis points to the fund’s annual results, equities (+55%) and convertible securities (+28%) added 91 basis points, and credit default swaps (+22%) added 16 basis points to returns. Each of these targeted special situations generated solid gains in the reporting period. In today’s low-coupon environment, our high yield analysts are always on the lookout for ways to generate additional return from securities issued by companies in the high yield universe. Our out-of-benchmark allocations, which accounted for less than 6% of the fund, contributed about half of our outperformance versus the Credit Suisse benchmark. The remainder of the alpha came from credit selection, which we also refer to as our “meat and potatoes.”

OUTLOOK

Last November, we said, “if and when the ‘fiscal cliff’ of steep tax increases and spending cuts is resolved, we could expect a risk on rally for the asset class in early 2013,” and we have in fact generated solid year-to-date returns. We also said, “high yield looks like one of the best places to invest within the fixed income universe,” and this proved spot on as no other fixed income asset class even came close to the results of junk bonds in the past six months. However, we were wrong when we said, “the bond bull market and cycle of double-digit high yield returns is, in our opinion, nearing its end.” Since our last shareholder report, the fund continued on its double-digit annual pace. Going forward, the opportunities to generate capital gains appear limited, but we expect the high yield market to generate a coupon-like return for the rest of the year.

Many in the financial media are saying that the best days for fixed income investors are behind us. In our opinion, the high yield market is not going to deteriorate given several positive characteristics. Even if interest rates go up by another 100 basis points and high yield bonds go to a 7% yield—which would cause some pain in terms of a price decline—buyers would likely step in to support the market given the solid credit profile of the companies in our market.

Most high yield issuers are fundamentally sound, and we expect defaults to remain low. The sell-off we experienced at the end of the period and into the early weeks of June is unrelated to the quality of the companies in our universe. After a record month of new issuance in May, investors appeared to have taken pause given historically low coupons and long maturities. While corporations are locking in low rates for an extended period, which can result in healthier companies from a fundamental perspective, these deal structures are less attractive for investors.

The market could give back some of its gains. Corrections are normal and healthy, and, like the stock market, high yield bonds have enjoyed a multiyear, nearly uninterrupted run of strong performance. Yields are at all-time lows, which, in and of itself, is a reason for concern, but even if the market experiences volatility, we believe that it will stabilize. While we are credit investors with less focus on the macro environment, we remain positive on the health of the U.S. economy, which, in our view, is going to grow modestly for the foreseeable future. We think the Fed will eventually begin “tapering” and the effect is likely to be similar to taking the training wheels off your child’s bike—it will be a bit uncomfortable and there may be some wobbles for a little while, but eventually a balance is achieved. The Federal Reserve and other central banks have demonstrated their intent and ability to stimulate the economy and keep rates low, but long-term rates could continue to move higher in the coming months as the Fed begins to “take its foot off the pedal” of monetary easing.

As always, our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. We will continue our commitment to research and diversification, which we believe is prudent for a fund that invests in a riskier area of the bond market.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

June 11, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 5/31/13
Sprint Nextel	1.9%
Liberty Media	1.5
Univision Communications	1.5
First Data	1.1
Charter Communications	1.0
Rite Aid	1.0
CIT Group	1.0
NRG Energy	0.9
Arcelormittal	0.9
Wind Acquisition	0.8
Ally Financial	0.8
Cemex	0.8
MGM Mirage	0.8
Intelsat	0.8
Clear Channel	0.8
Antero Resources Finance	0.8
EchoStar Communications	0.8
HCA	0.7
NII	0.7
Bill Barrett	0.7
HD Supply	0.7
Aircastle	0.7
EquiPower Resources	0.6
Reynolds Group	0.6
Asurion	0.6
Total	22.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/13	5/31/12	5/31/11	5/31/10	5/31/09
NET ASSET VALUE					
Beginning of period	$ 6.61	$ 6.97	$ 6.39	$ 5.45	$ 6.55
Investment activities					
Net investment income[1]	0.44	0.49	0.52	0.53	0.50
Net realized and unrealized gain / loss	0.60	(0.35)	0.59	0.91	(1.13)
Total from investment activities	1.04	0.14	1.11	1.44	(0.63)
Distributions					
Net investment income	(0.46)	(0.50)	(0.52)	(0.50)	(0.47)
Net realized gain	–	–	(0.01)	–	–
Total distributions	(0.46)	(0.50)	(0.53)	(0.50)	(0.47)
NET ASSET VALUE					
End of period	**$ 7.19**	**$ 6.61**	**$ 6.97**	**$ 6.39**	**$ 5.45**

Ratios/Supplemental Data

Total return[2]	**16.14%**	**2.24%**	**17.97%**	**26.88%**	**(9.13)%**
Ratio of total expenses to average net assets	0.74%	0.75%	0.74%	0.76%	0.80%
Ratio of net investment income to average net assets	6.40%	7.40%	7.70%	8.59%	9.40%
Portfolio turnover rate	79.9%	63.0%	75.4%	81.8%	54.4%
Net assets, end of period (in millions)	$ 8,211	$ 7,617	$ 6,954	$ 5,487	$ 4,552

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/13	5/31/12	5/31/11	5/31/10	5/31/09
NET ASSET VALUE					
Beginning of period	$ 6.59	$ 6.95	$ 6.38	$ 5.45	$ 6.53
Investment activities					
Net investment income(1)	0.43	0.47	0.50	0.52	0.49
Net realized and unrealized gain / loss	0.59	(0.35)	0.59	0.89	(1.11)
Total from investment activities	1.02	0.12	1.09	1.41	(0.62)
Distributions					
Net investment income	(0.44)	(0.48)	(0.51)	(0.48)	(0.46)
Net realized gain	–	–	(0.01)	–	–
Total distributions	(0.44)	(0.48)	(0.52)	(0.48)	(0.46)
NET ASSET VALUE					
End of period	**$ 7.17**	**$ 6.59**	**$ 6.95**	**$ 6.38**	**$ 5.45**
Ratios/Supplemental Data					
Total return(2)	**15.87%**	**2.00%**	**17.56%**	**26.40%**	**(9.03)%**
Ratio of total expenses to average net assets	1.02%	1.00%	0.98%	0.99%	1.01%
Ratio of net investment income to average net assets	6.22%	7.17%	7.42%	8.40%	9.08%
Portfolio turnover rate	79.9%	63.0%	75.4%	81.8%	54.4%
Net assets, end of period (in millions)	$ 1,023	$ 1,557	$ 1,590	$ 1,748	$ 1,119

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 87.8%		
Aerospace & Defense 0.6%		
Ducommun, 9.75%, 7/15/18	12,110	13,442
Kratos Defense & Security Solutions, 10.00%, 6/1/17	20,288	22,216
Meccanica, 6.25%, 7/15/19 (1)	11,288	11,858
Spirit Aerosystems, 7.50%, 10/1/17	4,475	4,704
		52,220
Airlines 1.0%		
American Airlines, 4.00%, 1/15/27 (1)	3,745	3,745
American Airlines, 5.625%, 1/15/21 (1)	3,920	4,028
American Airlines, 6.125%, 7/15/18 (1)	9,125	9,125
Continental Airlines, 6.125%, 4/29/18	16,700	17,410
Continental Airlines, 7.25%, 5/10/21	3,852	4,507
Continental Airlines, 9.25%, 11/10/18	2,054	2,310
United Continental Holdings, 6.375%, 6/1/18	13,550	13,889
US Airways, 4.625%, 12/3/26	4,060	4,182
US Airways, 6.75%, 12/3/22	1,985	2,159
US Airways Group, 6.125%, 6/1/18	21,675	21,106
		82,461
Automotive 2.3%		
Affinia Group, 7.75%, 5/1/21 (1)	3,525	3,666
Allison Transmission, 7.125%, 5/15/19 (1)	20,625	22,172
American Axle & Manufacturing, 6.25%, 3/15/21	9,525	9,918
American Axle & Manufacturing, 6.625%, 10/15/22	10,050	10,829
Chrysler, 8.00%, 6/15/19	11,075	12,321
Chrysler, 8.25%, 6/15/21	15,275	17,299
Delphi, 5.00%, 2/15/23	11,575	12,284
Delphi, 6.125%, 5/15/21	4,610	5,094
Gestamp Funding Luxembourg, 5.625%, 5/31/20 (1)	14,875	14,561

Goodyear Tire & Rubber, 6.50%, 3/1/21	18,475	19,445
Goodyear Tire & Rubber, 8.25%, 8/15/20	9,575	10,676
Goodyear Tire & Rubber, 8.75%, 8/15/20	3,592	4,212
Jaguar Land Rover, 5.625%, 2/1/23 (1)	17,875	18,483
LKQ, 4.75%, 5/15/23 (1)	6,025	6,070
Navistar International, 8.25%, 11/1/21	10,175	10,378
Penske Automotive Group, 5.75%, 10/1/22 (1)	11,675	12,288
Pittsburgh Glass, 8.50%, 4/15/16 (1)	5,825	6,029
Schaeffler Finance, 4.75%, 5/15/21 (1)	6,975	6,938
TRW Automotive, 4.50%, 3/1/21 (1)	9,875	10,146
		212,809
Banking 0.2%		
LBG Capital, 7.588%, 5/12/20 (GBP)	8,525	13,860
		13,860
Broadcasting 3.4%		
AMC Networks, 4.75%, 12/15/22	8,175	8,155
Central European Media Enterprises 11.625%, 9/15/16 (EUR) (1)	17,350	23,967
Clear Channel Communications, 9.00%, 12/15/19 (1)	27,664	27,802
Clear Channel Worldwide, 7.625%, 3/15/20	4,950	5,210
Clear Channel Worldwide, 7.625%, 3/15/20	19,375	20,586
Lamar Media, 5.00%, 5/1/23	6,050	6,126
Lamar Media, 5.875%, 2/1/22	8,700	9,396
MDC Partners, 6.75%, 4/1/20 (1)	20,810	21,690
Nexstar Finance, 8.875%, 4/15/17	8,050	8,734
Polish Television, STEP, 11.25%, 5/15/17 (EUR) (1)	13,275	18,634
Sinclair Television, 6.125%, 10/1/22 (1)	16,675	17,384
STARZ, 5.00%, 9/15/19	13,315	13,515

Univision Communications, 5.125%, 5/15/23 (1)	26,725	26,257
Univision Communications, 6.75%, 9/15/22 (1)	15,100	16,157
Univision Communications, 6.875%, 5/15/19 (1)	3,025	3,222
Univision Communications, 7.875%, 11/1/20 (1)	27,780	30,419
Univision Communications, 8.50%, 5/15/21 (1)	54,612	59,117
		316,371
Building & Real Estate 1.4%		
Ashton Woods, 6.875%, 2/15/21 (1)	10,800	11,178
Beazer Homes, 7.25%, 2/1/23 (1)	4,675	4,967
CCRE, 7.75%, 2/15/18 (1)	13,900	14,386
Jeffries Loancore, 6.875%, 6/1/20 (1)	10,395	10,395
Ladder Capital Finance, 7.375%, 10/1/17 (1)	11,475	12,049
Meritage Homes, 7.00%, 4/1/22	6,450	7,289
Realogy, 3.375%, 5/1/16 (1)	11,525	11,467
Realogy, 9.00%, 1/15/20 (1)	3,587	4,161
RPG Byty, 6.75%, 5/1/20 (EUR) (1)	4,125	5,187
SHEA Homes, 8.625%, 5/15/19	22,900	25,877
Standard Pacific, 8.375%, 5/15/18	4,100	4,869
William Lyon Homes, 8.50%, 11/15/20 (1)	13,950	15,589
		127,414
Building Products 3.6%		
ABC Supply, 5.625%, 4/15/21 (1)	6,950	7,020
Associated Materials, 9.125%, 11/1/17 (1)	5,900	6,254
Associated Materials, 9.125%, 11/1/17	30,398	32,222
Builders FirstSource, 7.625%, 6/1/21 (1)	11,825	11,884
Building Materials Corporation of America, 6.75%, 5/1/21 (1)	12,050	13,074
CEMEX, 5.875%, 3/25/19 (1)	14,210	14,174
CEMEX, 9.00%, 1/11/18 (1)	20,175	21,688

CEMEX Finance, 9.375%, 10/12/22 (1)	31,500	35,438
Masco, 5.85%, 3/15/17	12,118	13,424
Masco, 6.125%, 10/3/16	8,499	9,499
Nortek, 8.50%, 4/15/21	16,075	17,562
Nortek, 10.00%, 12/1/18	17,295	19,327
Reliance Intermediate, 9.50%, 12/15/19 (1)	15,800	17,416
RSI Home Products, 6.875%, 3/1/18 (1)	10,275	10,635
Spring Window Fashions, 6.25%, 6/1/21 (1)	7,075	7,110
Summit Materials, 10.50%, 1/31/20 (1)	14,375	16,172
Texas Industries, 9.25%, 8/15/20	12,300	13,592
USG, 8.375%, 10/15/18 (1)	4,600	5,106
USG, 9.75%, 8/1/14 (1)	1,796	1,922
USG, STEP, 9.75%, 1/15/18	21,550	25,375
Vulcan Materials, 7.50%, 6/15/21	17,875	21,093
Wienerberger, VR, 6.50%, 12/29/49 (EUR)	10,275	12,580
		332,567
Cable Operators 5.1%		
Altice Financing, 7.875%, 12/15/19 (1)	6,475	7,252
Altice Finco, 9.875%, 12/15/20 (1)	18,205	20,909
Cablevision Systems, 8.625%, 9/15/17	7,625	8,883
Cequel Communications, 5.125%, 12/15/21 (1)	17,425	17,098
Cequel Communications, 6.375%, 9/15/20 (1)	17,550	18,340
Charter Communications Holdings, 5.125%, 2/15/23	61,400	60,172
Charter Communications Holdings, 5.25%, 9/30/22	10,850	10,877
Charter Communications Holdings, 6.625%, 1/31/22	6,200	6,634
Cogeco Cable, 4.875%, 5/1/20 (1)	7,025	7,162
CSC Holdings, 6.75%, 11/15/21	5,450	6,090
Dish DBS, 4.25%, 4/1/18 (1)	16,720	16,302

Dish DBS, 5.00%, 3/15/23	16,725	15,847
Dish DBS, 5.125%, 5/1/20 (1)	17,675	17,233
Dish DBS, 5.875%, 7/15/22	18,690	18,737
Lynx II, 7.00%, 4/15/23 (GBP) (1)	5,950	9,538
Mediacom Broadband, 6.375%, 4/1/23	15,140	15,594
Nara Cable Funding, Series 1, 8.875%, 12/1/18 (1)	14,975	15,986
Nara Cable Funding, Series 2, 8.875%, 12/1/18 (1)	3,200	3,368
Netflix, 5.375%, 2/1/21 (1)	22,675	23,072
Numericable Finance, 8.75%, 2/15/19 (EUR) (1)	425	598
Numericable Finance, 12.375%, 2/15/19 (EUR) (1)	20,200	30,981
TeleNet Finance V, 6.25%, 8/15/22 (EUR) (1)	6,250	8,530
UnityMedia, 5.625%, 4/15/23 (EUR) (1)	5,025	6,660
UnityMedia, 9.50%, 3/15/21 (EUR) (1)	12,975	19,421
UnityMedia, 9.625%, 12/1/19 (EUR) (1)	9,475	13,657
UPC Holding, 6.75%, 3/15/23 (EUR) (1)	9,300	12,541
UPC Holding, 6.75%, 3/15/23 (CHF) (1)	17,275	18,698
UPCB Finance, 6.875%, 1/15/22 (1)	13,200	14,303
UPCB Finance, 7.25%, 11/15/21 (1)	14,125	15,820
WaveDivision, 8.125%, 9/1/20 (1)	5,050	5,353
WideOpenWest Financial, 10.25%, 7/15/19	19,825	22,303
WideOpenWest Financial, 13.375%, 10/15/19	5,990	6,978
		474,937
Chemicals 3.3%		
Ashland, 3.875%, 4/15/18 (1)	10,825	11,109
Celanese U.S. Holdings, 4.625%, 11/15/22	24,525	25,138
Ciech Group Financing, 9.50%, 11/30/19 (EUR) (1)	12,525	18,172
DuPont Coatings, 5.75%, 2/1/21 (EUR) (1)	2,300	3,109
DuPont Coatings, 7.375%, 5/1/21 (1)	7,800	8,229

Eagle Spinco, 4.625%, 2/15/21 (1)	15,775	15,893
Hexion U.S. Finance / Nova Scotia, 6.625%, 4/15/20 (1)	13,225	13,721
Hexion U.S. Finance / Nova Scotia, Series 1, 8.875%, 2/1/18 (1)	11,725	12,238
Hexion U.S. Finance / Nova Scotia, Series 2, 8.875%, 2/1/18	10,025	10,426
Hexion U.S. Finance / Nova Scotia, 9.00%, 11/15/20	6,630	6,729
Huntsman International, 4.875%, 11/15/20	7,025	7,095
Huntsman International, 8.625%, 3/15/20	4,475	4,945
INEOS Finance, 8.375%, 2/15/19 (1)	16,950	18,942
INEOS Group Holdings, 6.125%, 8/15/18 (1)	9,425	9,354
Momentive Performance, 8.875%, 10/15/20	7,375	7,928
Momentive Performance, 9.00%, 1/15/21	12,792	12,025
PetroLogistics, 6.25%, 4/1/20 (1)	8,375	8,438
PolyOne, 5.25%, 3/15/23 (1)	11,600	11,919
PolyOne, 7.375%, 9/15/20	7,625	8,388
PQ, 8.75%, 5/1/18 (1)	25,975	27,663
Rockwood Specialties, 4.625%, 10/15/20	16,925	17,264
Styrolution Group, 7.625%, 5/15/16 (EUR) (1)	15,100	20,681
Trinseo Materials Operating, 8.75%, 2/1/19 (1)	12,675	12,655
Tronox Finance, 6.375%, 8/15/20 (1)	14,150	13,902
		305,963
Consumer Products 1.3%		
Avon, 4.60%, 3/15/20	4,310	4,559
Avon, 5.00%, 3/15/23	5,330	5,590
Central Garden & Pet, 8.25%, 3/1/18	9,100	9,487
CST Brands, 5.00%, 5/1/23 (1)	6,750	6,893
Hanesbrands, 6.375%, 12/15/20	13,490	14,906
Levi Strauss, 6.875%, 5/1/22	11,050	12,265
Levi Strauss, 7.625%, 5/15/20	2,305	2,564

Mead Products, 6.75%, 4/30/20 (1)	11,100	11,711
Spectrum Brands, 6.375%, 11/15/20 (1)	5,925	6,369
Spectrum Brands, 6.625%, 11/15/22 (1)	5,525	5,967
Sun Products, 7.75%, 3/15/21 (1)	10,650	10,810
Tempur-Pedic, 6.875%, 12/15/20 (1)	9,325	10,048
The Pantry, 8.375%, 8/1/20	9,375	10,266
Wolverine World Wide, 6.125%, 10/15/20 (1)	5,750	6,124
		117,559
Container 2.4%		
ARD Finance, 11.125%, 6/1/18 (1)	4,992	5,476
Ardagh Packaging Finance, 7.00%, 11/15/20 (1)	12,600	13,104
Ardagh Packaging Finance, 9.25%, 10/15/20 (EUR) (1)	23,725	33,380
Bormioli Rocco Holdings, 10.00%, 8/1/18 (EUR) (1)	13,825	19,059
BWAY Holding, 10.00%, 6/15/18	9,950	11,020
Consolidated Container, 10.125%, 7/15/20 (1)	11,400	12,853
Crown Americas, 4.50%, 1/15/23 (1)	10,500	10,264
Exopack, 10.00%, 6/1/18	9,990	10,389
Frigoglass Finance, 8.25%, 5/15/18 (EUR) (1)	2,950	3,922
Plastipak, 10.625%, 8/15/19 (1)	7,310	8,224
Rexam, VR, 6.75%, 6/29/67 (EUR)	19,875	27,925
Reynolds Group, 5.75%, 10/15/20	5,887	6,005
Reynolds Group, 7.125%, 4/15/19	3,500	3,719
Reynolds Group, 9.875%, 8/15/19	11,163	12,168
Reynolds Group, VR, 9.00%, 4/15/19	33,174	34,833
Tekni-Plex, 9.75%, 6/1/19 (1)	8,447	9,461
		221,802
Energy 11.5%		
Access Midstream Partners, 4.875%, 5/15/23	22,075	21,799

AmeriGas Finance, 7.00%, 5/20/22	12,092	13,120
Antero Resources Finance, 6.00%, 12/1/20	43,700	45,339
Antero Resources Finance, 7.25%, 8/1/19	21,035	22,613
Athlon Holdings, 7.375%, 4/15/21 (1)	22,800	23,655
Bill Barrett, 7.00%, 10/15/22	24,434	25,534
Bill Barrett, 7.625%, 10/1/19	32,718	35,008
Carrizo Oil & Gas, 7.50%, 9/15/20	14,728	15,833
Chesapeake Energy, 3.25%, 3/15/16	8,375	8,333
Chesapeake Energy, 5.375%, 6/15/21	8,775	8,929
Chesapeake Energy, 5.75%, 3/15/23	22,509	23,409
Comstock Resources, 7.75%, 4/1/19	1,141	1,209
Concho Resources, 5.50%, 4/1/23	25,040	25,603
Concho Resources, 7.00%, 1/15/21	15,750	17,168
Continental Resources, 4.50%, 4/15/23 (1)	21,152	21,390
Continental Resources, 5.00%, 9/15/22	11,704	12,143
Crosstex Energy, 7.125%, 6/1/22	8,905	9,528
Crosstex Energy, 8.875%, 2/15/18	5,750	6,174
El Paso, 7.75%, 1/15/32	19,783	22,206
El Paso, 7.80%, 8/1/31	5,377	5,989
El Paso, 8.25%, 2/15/16	6,625	7,420
EPL Oil & Gas, 8.25%, 2/15/18 (1)	9,700	10,403
EPL Oil & Gas, 8.25%, 2/15/18	3,091	3,315
Exterran Partners, 6.00%, 4/1/21 (1)	11,350	11,634
Ferellgas Partners, 6.50%, 5/1/21	26,179	27,684
Globe Luxembourg, 9.625%, 5/1/18 (1)	4,700	4,727
Inergy, 6.00%, 12/15/20 (1)	5,775	6,078
Infinis, 7.00%, 2/15/19 (GBP) (1)	12,175	18,591
Laredo Petroleum, 7.375%, 5/1/22	16,725	18,398
Laredo Petroleum, 9.50%, 2/15/19	5,450	6,186

Markwest Energy Partners, 4.50%, 7/15/23	26,100	25,513
Newfield Exploration, 5.75%, 1/30/22	11,375	12,171
Newfield Exploration, 6.875%, 2/1/20	5,190	5,553
OGX Petroleo, 8.50%, 6/1/18 (1)	14,800	8,584
Pacific Rubiales Energy, 5.125%, 3/28/23 (1)	5,875	5,948
PBF Holding, 8.25%, 2/15/20	9,600	10,608
PDC Energy, 7.75%, 10/15/22 (1)	38,655	42,327
Penn Virginia, 8.50%, 5/1/20 (1)	21,100	21,522
Penn Virginia Resource, 8.25%, 4/15/18	8,670	9,212
Penn Virginia Resource, 8.375%, 6/1/20	20,017	21,718
Petroleum Geo-Services, 7.375%, 12/15/18 (1)	20,450	22,267
PVR Partners, 6.50%, 5/15/21 (1)	16,504	16,607
QEP Resources, 5.25%, 5/1/23	30,025	30,475
Range Resources, 5.00%, 8/15/22	7,200	7,326
Range Resources, 5.00%, 3/15/23 (1)	14,325	14,576
Regency Energy Partners, 4.50%, 11/1/23 (1)	10,925	10,816
Regency Energy Partners, 5.50%, 4/15/23	9,550	10,028
Rockies Express Pipeline, 6.00%, 1/15/19 (1)	19,775	19,478
Rockies Express Pipeline, 6.85%, 7/15/18 (1)	1,575	1,626
Rosetta Resources, 5.625%, 5/1/21	16,075	16,115
Sabine Pass, 6.50%, 11/1/20 (1)	19,250	20,213
Sabine Pass, 7.50%, 11/30/16	7,275	8,093
Sabine Pass Liquefaction, 5.625%, 4/15/23 (1)	6,775	6,724
Sandridge Energy, 7.50%, 3/15/21	6,925	7,133
Sandridge Energy, 7.50%, 2/15/23	8,409	8,661
SESI, 6.375%, 5/1/19	19,318	20,863
SESI, 7.125%, 12/15/21	10,415	11,743
Seven Generations Energy, 8.25%, 5/15/20 (1)	9,500	9,928
SM Energy, 5.00%, 1/15/24 (1)	16,725	16,976

SM Energy, 6.50%, 11/15/21	8,440	9,200
SM Energy, 6.50%, 1/1/23	14,131	15,544
SM Energy, 6.625%, 2/15/19	9,800	10,486
Suburban Propane Partners, 7.375%, 3/15/20	3,150	3,378
Suburban Propane Partners, 7.375%, 8/1/21	5,325	5,751
Swift Energy, 7.875%, 3/1/22	34,053	35,756
Swift Energy, 8.875%, 1/15/20	14,550	15,678
Targa Resources Partners, 6.375%, 8/1/22	13,417	14,457
Tervita, 8.00%, 11/15/18 (1)	12,550	13,206
Tervita, 9.75%, 11/1/19 (1)	15,675	15,398
Western Refining, 6.25%, 4/1/21 (1)	13,175	13,636
WPX Energy, 6.00%, 1/15/22	6,710	7,264
		1,061,976

Entertainment & Leisure 1.2%

Cedar Fair/Canada's Wonderland, 5.25%, 3/15/21 (1)	13,875	13,875
Cinemark USA, 4.875%, 6/1/23 (1)	8,725	8,692
Cinemark USA, 5.125%, 12/15/22	7,000	7,070
MU Finance, 8.375%, 2/1/17 (1)	9,839	10,650
National Cinemedia, 6.00%, 4/15/22	9,800	10,535
NCL, 5.00%, 2/15/18 (1)	6,950	7,089
Palace Entertainment, 8.875%, 4/15/17 (1)	15,930	17,005
Six Flags, 5.25%, 1/15/21 (1)	18,475	18,660
WMG Acquisition, 6.00%, 1/15/21 (1)	6,660	7,010
WMG Acquisition, 11.50%, 10/1/18	8,550	10,089
		110,675

Financial 6.1%

A-S Co-Issuer Subsidiary, 7.875%, 12/15/20 (1)	7,100	7,491
AerCap Aviation Solution, 6.375%, 5/30/17	13,225	14,310

Air Lease, 4.50%, 1/15/16	10,940	11,268
Air Lease, VR, 6.125%, 4/1/17	23,675	25,599
Aircastle, 6.25%, 12/1/19	17,900	19,421
Aircastle, 6.75%, 4/15/17	13,950	15,345
Aircastle, 7.625%, 4/15/20	1,400	1,607
Aircastle, 9.75%, 8/1/18	19,625	22,176
Ally Financial, 7.50%, 9/15/20	19,290	22,569
Ally Financial, 8.00%, 11/1/31	18,497	23,954
CIT Group, 5.25%, 3/15/18	7,490	8,052
CIT Group, 5.375%, 5/15/20	17,950	19,431
CIT Group, 5.50%, 2/15/19 (1)	57,725	62,487
Compass Investors, 7.75%, 1/15/21 (1)	11,300	11,780
E*TRADE Financial, 6.375%, 11/15/19	22,650	23,839
E*TRADE Financial, 6.75%, 6/1/16	18,050	19,449
General Motors Financial, 3.25%, 5/15/18 (1)	9,850	9,752
General Motors Financial, 4.25%, 5/15/23 (1)	8,159	8,016
General Motors Financial, 6.75%, 6/1/18	9,875	11,282
Harbinger Group, 7.875%, 7/15/19 (1)	16,325	17,304
Hub International, 8.125%, 10/15/18 (1)	13,575	14,491
Icahn Enterprises, 8.00%, 1/15/18	26,745	28,316
International Lease Finance, 5.75%, 5/15/16	14,025	15,042
iStar Financial, 7.125%, 2/15/18	7,125	7,695
Nationstar Mortgage, 6.50%, 7/1/21 (1)	5,625	5,836
NationStar Mortgage, 6.50%, 6/1/22	13,500	13,517
Nationstar Mortgage, 9.625%, 5/1/19 (1)	5,475	6,283
Neuberger Berman Group, 5.625%, 3/15/20 (1)	11,371	12,025
Neuberger Berman Group, 5.875%, 3/15/22 (1)	11,800	12,597
Provident Funding Association, 6.75%, 6/15/21 (1)	14,075	14,321
Provident Funding Association, 10.125%, 2/15/19 (1)	4,800	5,364

Springleaf Finance, 6.90%, 12/15/17	16,634	17,175
Synovus Financial, 5.125%, 6/15/17	27,755	28,241
Synovus Financial, 7.875%, 2/15/19	12,200	14,213
Thornburg Mortgage, PIK, 12.00%, 3/31/15, Acquisition Date: 9/30/08, Acquisition Cost $625 (2)(3)(4)(6)	625	—
Thornburg Mortgage, VR, 12.00%, 3/31/15, Acquisition Date: 9/30/08 – 2/9/11, Acquisition Cost $5,601 (1)(2)(3)(4)(6)	6,867	—
Towergate Finance, 8.50%, 2/15/18 (GBP) (1)	5,600	8,806
Towergate Finance, 10.50%, 2/15/19 (GBP) (1)	5,475	8,610
		567,664
Food Processing 0.1%		
Agrokor, 9.125%, 2/1/20 (EUR)(1)	3,750	5,429
		5,429
Food/Tobacco 2.3%		
B&G Foods, 4.625%, 6/1/21	9,300	9,300
Bumble Bee Foods Acquisition, 9.00%, 12/15/17 (1)	9,781	10,710
CEDC Finance International, 8.875%, 12/1/16 (EUR) (1)(3)(6)	10,875	11,732
CEDC Finance International, 9.125%, 12/1/16 (1)(3)(6)	1,975	1,639
Constellation Brands, 4.25%, 5/1/23	15,650	15,376
Constellation Brands, 6.00%, 5/1/22	17,825	20,053
Del Monte, 7.625%, 2/15/19	22,440	23,282
Elior Finance, 6.50%, 5/1/20 (EUR) (1)	3,300	4,375
ESAL, 6.25%, 2/5/23 (1)	17,245	17,202
Heinz, 4.25%, 10/15/20 (1)	23,000	22,885
Land O' Lakes Capital Trust I, 7.45%, 3/15/28 (1)	18,409	18,455
MHP, 8.25%, 4/2/20 (1)	8,930	8,862
Michael Foods, PIK, 8.50%, 7/15/18 (1)	10,000	10,550
Minerva Luxembourg, 12.25%, 2/10/22 (1)	5,900	7,080
Post Holdings, 7.375%, 2/15/22	4,775	5,312

R&R Ice Cream, 8.375%, 11/15/17 (EUR) (1)	9,775	13,639
R&R Ice Cream, PIK, 9.25%, 5/10/18 (EUR) (1)	12,075	15,851
		216,303
Forest Products 1.2%		
Ainsworth Lumber, 7.50%, 12/15/17 (1)	5,600	6,076
Boise Paper, 8.00%, 4/1/20	6,075	6,743
Cascades, 7.875%, 1/15/20	27,650	29,655
Graphic Packaging International, 4.75%, 4/15/21	8,750	8,881
Mercer International, 9.50%, 12/1/17	20,300	22,178
Sappi Papier Holding, 6.625%, 4/15/21 (1)	14,270	14,627
Sappi Papier Holding, 7.75%, 7/15/17 (1)	12,525	13,715
Sappi Papier Holding, 8.375%, 6/15/19 (1)	7,750	8,573
		110,448
Gaming 2.4%		
Boyd Gaming, 8.375%, 2/15/18 (1)	10,850	11,745
Cirsa Finance (Luxembourg), 8.75%, 5/15/18 (EUR) (1)	10,175	13,456
CityCenter Holdings, PIK, 10.75%, 1/15/17	10,700	11,663
Downstream Development, 10.50%, 7/1/19 (1)	8,275	9,144
Graton Economic Dev. Auth., 9.625%, 9/1/19 (1)	22,971	26,130
Great Canadian Gaming, 6.625%, 7/25/22 (CAD)(1)	8,550	8,742
MGM Resorts International, 6.625%, 12/15/21	49,575	53,665
MGM Resorts International, 6.75%, 10/1/20 (1)	15,033	16,348
New Cotai Capital, PIK, 10.625%, 5/1/19 (1)	14,750	14,693
Seneca Gaming, 8.25%, 12/1/18 (1)	18,363	19,648
Station Casinos, 7.50%, 3/1/21 (1)	19,425	20,396
Studio City Finance, 8.50%, 12/1/20 (1)	15,625	17,305
		222,935

Health Care 5.9%

BioMet, 6.50%, 8/1/20 (1)	31,750	33,417
Capella Healthcare, 9.25%, 7/1/17	20,170	21,582
Centene, 5.75%, 6/1/17	13,025	13,969
Community Health Systems, 5.125%, 8/15/18	16,915	17,718
Community Health Systems, 7.125%, 7/15/20	18,275	19,920
Community Health Systems, 8.00%, 11/15/19	13,375	14,713
Crown Newco, 7.00%, 2/15/18 (GBP) (1)	4,400	6,919
Fresenius Medical Care, 5.625%, 7/31/19 (1)	20,425	22,314
Fresenius Medical Care, 5.875%, 1/31/22 (1)	11,475	12,852
HCA, 6.25%, 2/15/21	14,150	15,140
HCA, 7.50%, 2/15/22	43,790	51,125
Health Management Association, 7.375%, 1/15/20	3,240	3,532
Holding-Medi Partenaires, 7.00%, 5/15/20 (EUR) (1)	4,700	6,018
Hologic, 6.25%, 8/1/20	10,425	11,129
Iasis Healthcare, 8.375%, 5/15/19	22,990	24,082
Inventiv Health, VR, 10.75%, 8/15/18 (1)	10,900	9,619
Inventiv Health, VR, 11.00%, 8/15/18 (1)	13,675	12,068
Jaguar Holding, PIK, 9.375%, 10/15/17 (1)	4,750	5,106
Jaguar Holdings, 9.50%, 12/1/19 (1)	19,475	22,250
Kindred Healthcare, 8.25%, 6/1/19	14,475	15,199
Kinetics Concept, 10.50%, 11/1/18	14,295	15,653
Kinetics Concept, 12.50%, 11/1/19	7,225	7,514
Lifepoint Hospitals, 6.625%, 10/1/20	6,025	6,628
MedAssets, 8.00%, 11/15/18	11,800	12,921
MPT Operating Partnership, 6.875%, 5/1/21	14,700	16,243
MPT Operations Partnership, 6.375%, 2/15/22	7,050	7,720
Multiplan, 9.875%, 9/1/18 (1)	21,275	23,828
Omega Healthcare Investors, 5.875%, 3/15/24	18,145	19,665

Par Pharmaceutical, 7.375%, 10/15/20 (1)	6,325	6,736
Select Medical, 6.375%, 6/1/21 (1)	15,975	15,935
Tenet Healthcare, 4.50%, 4/1/21 (1)	13,800	13,593
Truven Health Analytics, 10.625%, 6/1/20 (1)	6,575	7,463
Universal Hospital, 7.625%, 8/15/20	16,275	17,455
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	19,700	20,783
Vanguard Health, 7.75%, 2/1/19	12,400	13,268
		544,077
Information Technology 3.1%		
Ancestry.com, 11.00%, 12/15/20 (1)	5,850	6,698
CommScope, 8.25%, 1/15/19 (1)	26,720	29,258
Epicor Software, 8.625%, 5/1/19	14,035	15,228
Equinix, 5.375%, 4/1/23	16,350	17,004
Equinix, 7.00%, 7/15/21	20,940	23,348
Global A&T Electronics, 10.00%, 2/1/19 (1)	13,775	14,911
GNET, 12.125%, 7/1/18 (1)	3,750	4,041
Goodman Networks, VR, 13.125%, 7/1/18 (1)	12,025	13,348
iGate, 9.00%, 5/1/16	38,627	41,717
Infor US, 9.375%, 4/1/19	17,850	20,171
Infor US, 11.50%, 7/15/18	5,475	6,433
Lawson Software, 10.00%, 4/1/19 (EUR)	4,800	6,909
MEMC Electronics Materials, 7.75%, 4/1/19	44,377	43,268
NCR, 4.625%, 2/15/21	5,600	5,558
NCR, 5.00%, 7/15/22	11,280	11,393
Nuance Communications, 5.375%, 8/15/20 (1)	13,665	13,870
SunGard Data Systems, 6.625%, 11/1/19 (1)	13,925	14,691
		287,846

Insurance 0.1%		
MBIA Insurance, VR, 11.564%, 1/15/33 (1)	9,875	9,085
		9,085
Lodging 0.1%		
Choice Hotels International, 5.75%, 7/1/22	7,850	8,733
		8,733
Manufacturing 2.3%		
Amsted Industries, 8.125%, 3/15/18 (1)	11,100	11,863
BC Mountain, 7.00%, 2/1/21 (1)	9,225	9,848
Case New Holland, 7.875%, 12/1/17	15,662	18,403
CNH Capital, 3.625%, 4/15/18 (1)	11,025	11,108
Coleman Cable, 9.00%, 2/15/18	12,275	13,242
Fiat Industrial Finance Europe, 6.25%, 3/9/18 (EUR)	7,000	10,331
General Cable, 5.75%, 10/1/22 (1)	8,950	9,218
Kraussmaffei, 8.75%, 12/15/20 (EUR) (1)	12,875	18,198
Manitowoc, 5.875%, 10/15/22	11,025	11,714
Manitowoc, 8.50%, 11/1/20	9,470	10,772
MCRON Finance, 7.75%, 2/15/21 (1)	16,350	17,127
Sensata Technologies, 4.875%, 10/15/23 (1)	18,200	17,987
Silver II Borrower, 7.75%, 12/15/20 (1)	11,800	12,331
Terex, 6.00%, 5/15/21	27,550	29,134
Terex, 6.50%, 4/1/20	7,625	8,216
		209,492
Metals & Mining 4.0%		
AK Steel, 7.625%, 5/15/20	9,306	8,352
Aleris International, 7.875%, 11/1/20	11,725	12,663
Algoma Acquisition, 9.875%, 6/15/15 (1)	14,050	10,889

Alrosa Finance, 7.75%, 11/3/20 (1)	13,625	15,638
ArcelorMittal, 6.125%, 6/1/18	25,550	27,578
ArcelorMittal, VR, 5.75%, 8/5/20	7,275	7,568
ArcelorMittal, VR, 6.00%, 3/1/21	16,000	16,712
ArcelorMittal, VR, 6.75%, 2/25/22	7,050	7,577
ArcelorMittal, VR, 10.35%, 6/1/19	14,000	17,359
Bluescope Steel, 7.125%, 5/1/18 (1)	8,250	8,333
Eldorado Gold, 6.125%, 12/15/20 (1)	31,400	32,028
FMG Resources, 7.00%, 11/1/15 (1)	9,015	9,297
Foresight Energy, 9.625%, 8/15/17 (1)	30,625	33,228
JMC Steel, 8.25%, 3/15/18 (1)	20,675	20,882
Magnetation, 11.00%, 5/15/18 (1)	11,875	12,291
Novelis, 8.75%, 12/15/20	10,050	11,231
Peabody Energy, 6.00%, 11/15/18	19,190	20,485
Peabody Energy, 6.25%, 11/15/21	3,475	3,614
Ryerson, 9.00%, 10/15/17 (1)	20,800	22,516
Ryerson, 11.25%, 10/15/18 (1)	30,525	32,509
Severstal Columbus, 10.25%, 2/15/18	17,600	18,832
Steel Dynamics, 6.125%, 8/15/19 (1)	9,225	10,009
US Steel, 6.875%, 4/1/21	13,800	14,007
		373,598
Other Telecommunications 1.2%		
CenturyLink, 5.625%, 4/1/20	34,975	36,386
EarthLink, 7.375%, 6/1/20 (1)	4,575	4,655
EarthLink, 8.875%, 5/15/19	8,225	8,307
Eircom Finance, 9.25%, 5/15/20 (EUR) (1)	5,725	7,292
Level 3 Communications, 8.875%, 6/1/19	5,775	6,280
Level 3 Financing, 7.00%, 6/1/20	8,745	9,117

Level 3 Financing, 8.625%, 7/15/20	21,575	23,733
PAETEC Holding, 9.875%, 12/1/18	6,910	7,877
TW Telecom Holdings, 5.375%, 10/1/22	9,125	9,467
		113,114
Publishing 0.4%		
Cengage Learning Acquisitions, 11.50%, 4/15/20 (1)	1,250	1,014
Dex Media, PIK, 14.00%, 1/29/17	2,950	1,936
Getty Images, 7.00%, 10/15/20 (1)	7,825	7,923
McGraw-Hill Global Education, 9.75%, 4/1/21 (1)	13,325	13,791
Trader Corporation, 9.875%, 8/15/18 (1)	13,200	13,494
		38,158
Real Estate Investment Trust Securities 0.3%		
CBRE Services, 5.00%, 3/15/23	29,850	29,850
		29,850
Restaurants 0.3%		
CKE Restaurants, 11.375%, 7/15/18	1,546	1,608
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	16,450	18,506
Seminole Hard Rock, 5.875%, 5/15/21 (1)	6,900	6,883
		26,997
Retail 2.1%		
99 Cents Only Stores, 11.00%, 12/15/19	11,569	13,304
Academy Finance, PIK, 8.00%, 6/15/18 (1)	17,850	18,408
Claire's Stores, 6.125%, 3/15/20 (1)	7,100	7,420
Claire's Stores, 7.75%, 6/1/20 (1)	7,025	7,157
Claire's Stores, 9.00%, 3/15/19 (1)	25,525	28,780
Claire's Stores, PIK, 9.625%, 6/1/15	7,409	7,427
David's Bridal, 7.75%, 10/15/20 (1)	14,725	15,351

Gymboree, 9.125%, 12/1/18	19,675	19,036
JCPenney, 7.65%, 8/15/16	8,929	9,018
JCPenney, 7.95%, 4/1/17	18,700	18,466
Jo-Ann Stores, 8.125%, 3/15/19 (1)	12,497	13,122
Jo-Ann Stores, PIK, 9.75%, 10/15/19 (1)	17,975	19,143
Linens-N-Things, VR, 8.338%, 1/15/14 (3)(6)	9,800	515
New Look Bondco, 8.375%, 5/14/18 (1)	8,575	8,450
New Look Bondco, 8.75%, 5/14/18 (GBP) (1)	7,700	11,348
Radio Shack, 6.75%, 5/15/19	1,725	1,354
		198,299
Satellites 1.3%		
Hughes Satellite Systems, 6.50%, 6/15/19	21,250	23,216
Hughes Satellite Systems, 7.625%, 6/15/21	21,275	23,775
Intelsat Jackson Holding, 5.50%, 8/1/23 (1)	18,775	18,470
Intelsat Luxembourg, 6.75%, 6/1/18 (1)	9,900	10,345
Intelsat Luxembourg, 7.75%, 6/1/21 (1)	26,400	27,786
Intelsat Luxembourg, 8.125%, 6/1/23 (1)	13,475	14,418
		118,010
Services 7.7%		
Algeco Scotsman Global Finance, 8.50%, 10/15/18 (1)	22,675	23,525
Algeco Scotsman Global Finance, 10.75%, 10/15/19 (1)	9,800	9,775
Alliance Data Systems, 5.25%, 12/1/17 (1)	15,025	15,701
Alliance Data Systems, 6.375%, 4/1/20 (1)	16,250	17,509
Aramark, 5.75%, 3/15/20 (1)	9,200	9,545
Ashtead Capital, 6.50%, 7/15/22 (1)	6,875	7,459
Avis Budget Finance, 6.00%, 3/1/21 (EUR) (1)	5,300	7,164
CDW, 8.50%, 4/1/19	23,475	25,999
CDW, VR, 8.00%, 12/15/18	1,600	1,764

Ceridian, 8.875%, 7/15/19 (1)	7,825	8,979
Clean Harbors, 5.125%, 6/1/21	8,850	9,115
Clean Harbors, 5.25%, 8/1/20	6,925	7,211
Coinstar, 6.00%, 3/15/19 (1)	9,150	9,379
CoreLogic, 7.25%, 6/1/21	20,480	22,426
Europcar Groupe, 11.50%, 5/15/17 (EUR) (1)	25,400	36,845
First Data, 6.75%, 11/1/20 (1)	44,578	46,640
First Data, 7.375%, 6/15/19 (1)	4,600	4,847
First Data, 12.625%, 1/15/21	46,200	50,473
FTI Consulting, 6.00%, 11/15/22 (1)	8,325	8,804
FTI Consulting, 6.75%, 10/1/20	7,575	8,105
Gategroup Finance, 6.75%, 3/1/19 (EUR) (1)	3,300	4,375
H&E Equipment Services, 7.00%, 9/1/22	8,400	9,156
HD Supply, 7.50%, 7/15/20 (1)	25,175	26,623
HD Supply, 10.50%, 1/15/21	25,725	26,786
HD Supply, 11.50%, 7/15/20	5,300	6,228
Hertz, 6.25%, 10/15/22	9,350	10,145
IGLOO Holdings, PIK, 8.25%, 12/15/17 (1)	10,725	11,020
Interline Brands, Isabelle Acquisition, PIK 10.00%, 11/15/18 (1)	7,550	8,324
Iron Mountain, 5.75%, 8/15/24	9,265	9,381
Laureate Education, 9.25%, 9/1/19 (1)	26,460	29,767
Loxam, 7.375%, 1/24/20 (EUR) (1)	1,275	1,677
Maxim Crane Works, 12.25%, 4/15/15 (1)	8,650	9,083
Monitronics International, 9.125%, 4/1/20	9,875	10,714
Nord Anglia Education, 10.25%, 4/1/17 (1)	11,300	12,712
Rexel, 5.125%, 6/15/20 (EUR) (1)	6,750	9,212
Rexel, 5.25%, 6/15/20 (1)	11,375	11,868
Safway, 7.00%, 5/15/18 (1)	6,000	6,075

Transportation (Excluding Railroads) 0.2%		
DP World, 6.85%, 7/2/37 (1)	12,220	13,900
		13,900
Utilities 1.5%		
AES, 4.875%, 5/15/23	10,600	10,414
Calpine, 7.50%, 2/15/21 (1)	15,930	17,284
Calpine, 7.875%, 7/31/20 (1)	7,957	8,733
DPL, 6.50%, 10/15/16	9,275	10,040
DPL, 7.25%, 10/15/21	11,500	12,420
GenOn Energy, 9.50%, 10/15/18	47,710	56,298
NRG Energy, 6.625%, 3/15/23 (1)	15,575	16,665
RR Energy, 7.875%, 6/15/17	6,760	7,656
		139,510
Wireless Communications 6.5%		
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP) (1)	13,795	22,532
Clearwire, 12.00%, 12/1/17 (1)	11,350	13,138
Cricket Communications, 7.75%, 10/15/20	22,159	22,104
Crown Castle International, 5.25%, 1/15/23	19,550	19,794
Digicel, 6.00%, 4/15/21 (1)	12,925	12,893
Digicel, 8.25%, 9/30/20 (1)	17,575	18,805
Eileme 1, PIK, 14.25%, 8/15/20 (1)	7,912	8,600
Eileme 2, 11.625%, 1/31/20 (1)	7,675	9,095
GTP Acquisition, 7.628%, 6/15/41 (1)	14,125	15,486
Matterhorn, PIK, 9.00%, 4/15/19 (EUR) (1)	5,425	6,981
Matterhorn Midco, 7.75%, 2/15/20 (EUR) (1)	18,691	24,597
MetroPCS Wireless, 6.25%, 4/1/21 (1)	22,700	23,721
Millicom International Cellular, 4.75%, 5/22/20 (1)	7,000	6,850

Entertainment & Leisure 0.2%		
Formula One Holdings, VR, 6.00%, 4/30/19	19,801	20,013
		20,013
Financial 0.3%		
iStar Financial, VR, 7.00%, 3/19/17	7,075	7,517
Nuveen Investments, VR, 6.50%, 2/28/19	22,620	22,677
		30,194
Gaming 0.7%		
Graton Economic Development Authority, VR, 9.00%, 8/22/18	14,600	15,339
Peninsula Gaming, VR, 4.25%, 11/20/17	24,015	24,188
Station Casinos, VR, 5.00%, 3/1/20	26,475	26,720
		66,247
Health Care 0.1%		
Quintiles Transnational, VR, 4.50%, 6/8/18	9,743	9,839
		9,839
Information Technology 0.5%		
Ancestry.com, VR, 4.25%, 5/13/18	1,550	1,556
Ancestry.com, VR, 5.25%, 12/28/18	6,268	6,297
Lucent Technologies, VR, 7.25%, 1/30/19	10,499	10,602
RP Crown Parent, VR, 6.75%, 12/21/18	28,354	28,735
		47,190
Publishing 0.3%		
McGraw-Hill Global Education, VR, 9.00%, 3/22/19	9,300	9,265
Supermedia, PIK, 11.60%, 12/31/16	22,675	18,906
		28,171

CONVERTIBLE BONDS 0.1%		
Retail 0.1%		
RadioShack, 2.50%, 8/1/13 (1)	9,850	9,765
Total Convertible Bonds (Cost $9,245)		9,765
COMMON STOCKS 2.5%		
Airlines 0.3%		
AMR, Trade Claim, Acquisition Date: 10/23/12 Acquisition Cost $6,970 (2)(6)	16,209	15,047
AMR (3)(6)	1,038	5,190
Delta Air Lines (6)	540	9,725
		29,962
Automotive 0.2%		
TRW (6)	297	18,797
		18,797
Broadcasting 0.0%		
Time Warner	1	44
		44
Building & Real Estate 0.1%		
Realogy Holdings (6)	236	12,181
		12,181
Cable Operators 0.4%		
AOL	—	2
Charter Communications (6)	153	17,155
Liberty Global (6)	231	16,991
Time Warner Cable, Class A	—	18
		34,166

NII Holdings, Class B (6)	1,525	11,755
		25,078
Total Common Stocks (Cost $162,635)		236,064
PREFERRED STOCKS 0.4%		
Broadcasting 0.1%		
Spanish Broadcasting, Series B	8	5,993
		5,993
Financial 0.3%		
Ally Financial (1)	29	28,363
		28,363
Total Preferred Stocks (Cost $31,681)		34,356
CONVERTIBLE PREFERRED STOCKS 0.3%		
Automotive 0.3%		
General Motors	504	24,813
		24,813
Forest Products 0.0%		
Smurfit-Stone Container, EC (4)(6)	47	—
		—
Total Convertible Preferred Stocks (Cost $20,070)		24,813
OPTIONS PURCHASED 0.2%		
Dell, Call, 1/17/15 @ $12.00 (6)	3,775	6,946
US Airways Group, Call, 1/17/15 @ $15.00 (6)	2,273	10,457
Total Options Purchased (Cost $18,358)		17,403

BOND MUTUAL FUNDS 0.3%		
T. Rowe Price Institutional Floating Rate Fund 3.71% (7)(8)	2,772	28,522
Total Bond Mutual Funds (Cost $27,829)		28,522
SHORT-TERM INVESTMENTS 3.1%		
Money Market Funds 3.0%		
T. Rowe Price Reserve Investment Fund, 0.06% (7)(9)	277,791	277,791
		277,791
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.088%, 7/11/13 (10)	4,500	4,500
U.S. Treasury Bills, 0.094%, 7/11/13 (10)	2,500	2,500
U.S. Treasury Bills, 0.098%, 7/11/13 (10)	500	500
U.S. Treasury Bills, 0.10%, 7/25/13	3,000	2,999
U.S. Treasury Bills, 0.103%, 7/11/13 (10)	3,000	3,000
		13,499
Total Short-Term Investments (Cost $291,290)		291,290
Total Investments in Securities		
100.5% of Net Assets (Cost $8,814,511)		**$ 9,279,497**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,136,871 and represents 44.8% of net assets.

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $15,047 and represents 0.2% of net assets.

($000s, except market price)

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)**	Unrealized Gain (Loss)
Swaps 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Bank of America, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $89.75*) Receive 5.00%, Pay upon credit default, 3/20/17	2,300	(363)	(225)	(138)
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $89.75*) Receive 5.00%, Pay upon credit default, 3/20/17	1,925	(303)	(150)	(153)
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $89.75*) Receive 5.00%, Pay upon credit default, 6/20/17	5,825	(979)	(563)	(416)
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $89.75*) Receive 5.00%, Pay upon credit default, 9/20/17	8,000	(1,432)	(1,366)	(66)
Barclays, Protection Sold (Relevant Credit: Eileme 2, 11.75%, 1/31/20, 118.25EUR*) Receive 5.00%, Pay upon credit default, 3/20/18 (EUR)	3,930	(48)	(463)	415
Barclays, Protection Sold (Relevant Credit: Caesar's Entertainment, 5.625%, 6/1/15 $88.00*), Receive 5.00%, Pay upon credit default, 6/20/13	4,950	43	(4)	47
Barclays, Protection Sold (Relevant Credit: J.C. Penney Company, 6.375%, 10/15/36 $84.50*), Receive 5.00%, Pay upon credit default, 12/20/13	9,750	299	294	5
Barclays, Protection Sold (Relevant Credit: McClatchy Company, 5.75%, 9/1/17, $110.25*) Receive 5.00%, Pay upon credit default, 12/20/13	4,850	158	105	53
Barclays, Protection Sold (Relevant Credit: Sears Roebuck Acceptance, 7.00%, 6/1/32 $68.24*), Receive 5.00%, Pay upon credit default, 12/20/13	9,750	276	291	(15)
Barclays, Protection Sold (Relevant Credit: Wind Acquisition, 11.75%, 7/15/17 105.50EUR*), Receive 5.00%, Pay upon credit default, 3/20/18 (EUR)	13,200	224	(1,106)	1,330

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984, and the High Yield Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2013, the fund realized $7,081,000 of net gain on $92,829,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2013, totaled $0 for the year ended May 31, 2013.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations					
	Securities^	Written Options	Futures	Foreign Currency Transactions	Swaps	Total
Realized Gain (Loss)						
Interest rate derivatives	$ —	$ —	$ 21	$ —	$ —	$ 21
Foreign exchange derivatives	—	—	—	635	—	635
Credit derivatives	—	—	—	—	21,487	21,487
Equity derivatives	(2,897)	405	—	—	—	(2,492)
Total	$ (2,897)	$ 405	$ 21	$ 635	$ 21,487	$ 19,651
Change in Unrealized Gain/Loss						
Interest rate derivatives	$ —	$ —	$ 7	$ —	$ —	$ 7
Foreign exchange derivatives	—	—	—	(12,557)	—	(12,557)
Credit derivatives	—	—	—	—	7,724	7,724
Equity derivatives	(956)	—	—	—	—	(956)
Total	$ (956)	$ —	$ 7	$ (12,557)	$ 7,724	$ (5,782)

^Purchased options are reported as securities.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 3% and 8% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2013, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2013, were as follows:

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of May 31, 2013, the notional amount of protection sold by the fund totaled $137,580,000 (1.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 1% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2013, approximately 93% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance risk by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Certain credit agreements include tranches that provide no initial funding but may require the full principal commitment to be funded at a future date(s) at the borrower’s discretion. Such agreements are not reflected in the Portfolio of Investments until funded. At May 31, 2013, the fund’s total unfunded commitments were $161,525,000.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of May 31, 2013, securities valued at $1,947,000 had been posted by the fund to counterparties for covered OTC instruments. As of May 31, 2013, collateral pledged by counterparties to the fund for covered OTC instruments consisted of $1,886,000 cash and securities valued at $10,374,000. As of May 31, 2013, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,057,742,000 and $7,546,984,000, respectively, for the year ended May 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2013 and May 31, 2012, totaled $603,095,000 and $641,480,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2013, the fund utilized $241,506,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2013, expenses incurred pursuant to these service agreements were $206,000 for Price Associates; $1,423,000 for T. Rowe Price Services, Inc.; and $388,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2013, the fund was charged $1,000 for shareholder servicing costs related to the college savings plans, of which $1,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2013, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2013, the fund was allocated $1,785,000 of Spectrum Funds’ expenses and $3,448,000 of Retirement Funds’ expenses. Of these amounts, $3,130,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2013, approximately 15% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 25% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2013, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. (the “Fund”) at May 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2013

Tax Information (Unaudited) for the Tax Year Ended 5/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $4,038,000 from short-term capital gains

  $83,761,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $6,141,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $5,643,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class and Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[143]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
1984	Bank North America (2004 to present); Director, Under Armour
[143]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[143]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[143]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[143]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[143]	General Growth Properties, Inc. (2010 to present); Director, Capital
Trust, Inc., a real estate investment company (2012 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[143]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[143]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[50]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With High Yield Fund	Principal Occupation(s)

Jason A. Bauer (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew L. Cohen, CFA (1979)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Associate,
Power & Energy/Strategic Investments,
Metlife Investments (to 2010); and Vice
President/Investment Officer, Special
Opportunities Group, Capital Source Finance
LLC (to 2009)

Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc, and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Carson R. Dickson, CFA, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Andrew P. Jamison (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Darden Graduate
School of Business Administration, University of
Virginia (to 2009)

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore; Secretary,
T. Rowe Price Savings Bank

Brian A. Rubin, CPA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Walter P. Stuart III, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Thomas E. Tewksbury (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thea N. Williams (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,794,000 and $1,375,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2013